UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 24, 2025

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1	Registrant's Business and Operations
Item 1.01	Entry into a Material Definitive Agreement
As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 7, 2025 (the “Initial Form 8-K”), Compass Group Diversified Holdings LLC (the “Company”) and Compass Diversified Holdings (the “Trust” and, together with the Company, “CODI”) indicated its intent to delay the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 and disclosed non-reliance on its 2024 financial statements as a result of concerns about financing, accounting, and inventory practices at one of its subsidiaries, Lugano Holding, Inc. (“Lugano”), and irregularities identified in sales, cost of sales, inventory, and accounts receivable recorded by Lugano. Concurrently, the Company also provided notice to Bank of America, N.A. (the “Administrative Agent”), in its capacity as Administrative Agent for the Lenders, Swing Line Lender, and L/C Issuer under that certain Third Amended and Restated Credit Agreement, dated as of July 12, 2022 (as amended, modified, extended, restated, replaced, or supplemented in writing from time to time, the “Credit Agreement”), advising of the existence of potential defaults or events of default under the Credit Agreement in respect of the matters disclosed in the Initial Form 8-K (the “Lugano Events of Default”). In connection with the events described in the Initial Form 8-K, and as previously disclosed on a Current Report on Form 8-K filed with the SEC on May 27, 2025 (the “First Forbearance Form 8-K”), the Company entered into a Forbearance Agreement and Second Amendment to Credit Agreement with the Administrative Agent and the lenders party thereto representing at least 50% of the total credit exposure of all lenders under the Credit Agreement (the “Consenting Lenders”), pursuant to which the lenders under the Credit Agreement agreed to refrain from exercising the rights and remedies available to them with respect to the Lugano Events of Default until 11:59 p.m. (Eastern Time) on July 25, 2025, or the earlier occurrence of certain other specified events (the “First Forbearance Agreement”). Additionally, the First Forbearance Agreement provided for certain amendments to the Credit Agreement, as described in the First Forbearance Form 8-K.
Subsequently, as previously disclosed on a Current Report on Form 8-K filed with the SEC on July 28, 2025 (the “Second Forbearance Form 8-K”), the Company entered into a Second Forbearance Agreement and Third Amendment to Credit Agreement with the Administrative Agent and the Consenting Lenders, pursuant to which the lenders under the Credit Agreement agreed to refrain from exercising the rights and remedies available to them with respect to the Lugano Events of Default until 11:59 p.m. (Eastern Time) on October 24, 2025, or the earlier occurrence of certain other specified events (the “Second Forbearance Agreement”). The Second Forbearance Agreement also provided for certain amendments to the Credit Agreement, as described in the Second Forbearance Form 8-K.
Thereafter, as previously disclosed on a Current Report on Form 8-K filed with the SEC on October 10, 2025 (the “Third Forbearance Form 8-K”), the Company entered into a Third Forbearance Agreement with the Administrative Agent and the Consenting Lenders, pursuant to which the lenders under the Credit Agreement agreed to refrain from exercising the rights and remedies available to them with respect to the Lugano Events of Default until 11:59 p.m. (Eastern Time) on November 24, 2025, or the earlier occurrence of certain other specified events (the “Third Forbearance Agreement”). As previously further disclosed on a Current Report on Form 8-K filed with the SEC on November 3, 2025, the lenders under the Credit Agreement, on October 30, 2025, agreed to extend to November 10, 2025 the deadline for delivery of the Company’s restated financial statements as specified in the Third Forbearance Agreement.
Thereafter, as previously disclosed on a Current Report on Form 8-K filed with the SEC on November 10, 2025 (the “Fourth Forbearance Form 8-K”), the Company entered into a Fourth Forbearance Agreement and Fourth Amendment to Credit Agreement with the Administrative Agent and the Consenting Lenders (the “Fourth Forbearance Agreement”), which replaced the Third Forbearance Agreement and pursuant to which the lenders under the Credit Agreement agreed to refrain from exercising the rights and remedies available to them with respect to the Lugano Events of Default until 11:59 p.m. (Eastern Time) on November 24, 2025, or the earlier occurrence of certain other specified events. The Fourth Forbearance Agreement also amended the Credit Agreement to, among other modifications, provide the Company with greater flexibility in connection with the disposition of Lugano assets and in making financing available to Lugano, as described in the Fourth Forbearance Form 8-K. As previously further disclosed on a Current Report on Form 8-K filed with the SEC on November 17, 2025, Lugano and certain of its subsidiaries filed for protection under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware on November 17, 2025 (the “Lugano Bankruptcy”).
On November 24, 2025 (the “Effective Date”), the Company entered into a Fifth Forbearance Agreement (the “Fifth Forbearance Agreement”) with the Administrative Agent and the Consenting Lenders, pursuant to which the

Consenting Lenders agreed on behalf of all lenders under the Credit Agreement to refrain from exercising rights and remedies available to them with respect to the Lugano Events of Default until the earliest of: (a) the occurrence of any event of default other than a Lugano Event of Default; (b) the breach by the Company of any covenant or provision of the Fifth Forbearance Agreement; (c) the commencement of any remedies by the trustee or any holders of either (i) the Company’s 2029 Senior Unsecured Notes based upon any default or event of default under the Indenture dated as of March 23, 2021 between the Company and U.S. Bank National Association, as trustee, or (ii) the 2032 Senior Unsecured Notes based upon any default or event of default under the Indenture dated as of November 27, 2021 between the Company and U.S. Bank National Association, as trustee; and (d) 11:59 p.m. (Eastern Time) on December 19, 2025 (the period from the Effective Date through the earliest of events (a) through (d) above, the “Forbearance Period”).
In connection with the Fifth Forbearance Agreement becoming effective, the Company delivered, among other things, to the Administrative Agent, for distribution to the lenders, an updated budget of the Company’s projected receipts and disbursements for the 13-week period following the Effective Date (the “Forbearance Budget”), which Forbearance Budget may be updated as requested by the Company if such update is acceptable to the Administrative Agent in its sole discretion. During the Forbearance Period, the Company cannot utilize the proceeds of collateral or loans for any purpose not contemplated under the Forbearance Budget and the Company’s total cash disbursements in any calendar week (excluding disbursements for fees and costs of the Administrative Agent’s financial advisor and counsel) cannot exceed the projected total cash disbursements set forth in the Forbearance Budget for such week by more than $1 million in the aggregate.
The Fifth Forbearance Agreement provides that the Company may make Restricted Payments (as defined in the Credit Agreement) during the Forbearance Period to the extent such Restricted Payments are set forth in the Forbearance Budget and after giving effect thereto and the incurrence of any indebtedness in connection therewith the sum of (i) all cash of the Company on deposit with the Administrative Agent or subject to a qualifying control account, plus (ii) unused borrowing availability, is not less than $10,000,000; provided, however, that the forgoing is not the exclusive method by which the Company may make Restricted Payments. The Fifth Forbearance Agreement also requires the Company to deliver the restated audited financials for the fiscal year ended December 31, 2024 and any other fiscal years for which restated financials are prepared on or before December 5, 2025.
During the Forbearance Period, the lenders under the Credit Agreement will honor requests for credit extensions from the Company for revolving loans composed of term SOFR loans with an applicable rate of 2.50% per annum plus the SOFR rate for an interest period of one month; provided, however, that such credit extensions shall not cause the lenders’ revolving credit exposures (inclusive of letters of credit obligations) to exceed $60 million.
In addition, the modification of certain documents in connection with the Lugano Bankruptcy will require the prior written consent of the Administrative Agent or both the Administrative Agent and the Consenting Lenders.
The foregoing descriptions of the Fourth Forbearance Agreement and the Fifth Forbearance Agreement are a summary only and are qualified in their entirety by reference to the complete text of the Fourth Forbearance Agreement and the Fifth Forbearance Agreement, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Section 8	Other Events
Item 8.01	Other Events
The Company is continuing discussions with the Administrative Agent and the lenders regarding a waiver of, or other relief from, the Lugano Events of Default. The Company expects that the Fourth Forbearance Agreement will allow these discussions to continue while CODI works to complete the restatement of its financial statements, as disclosed in the Initial Form 8-K, the Form 8-K filed by CODI on June 25, 2025 and CODI’s other filings with the SEC. However, CODI cannot make any assurances regarding the timing of the restatement, the potential need to restate additional periods, or whether the Company will be successful in receiving the requested waivers or other relief or future forbearance. If CODI is not successful in these efforts, it would likely have a material adverse effect on CODI’s business, financial condition, and results of operations.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including without limitation expectations as to the timing and outcome of the investigation of the Audit Committee of the Company’s Board of Directors, the willingness of the Company’s lenders to provide future relief and/or waivers, the future of Lugano (including its potential bankruptcy) and the lenders’ support thereof, the timing of filing periodic reports and restatements, the amount of any potential misstatements associated with Lugano and the impact any such misstatements may have on CODI’s previously issued financial statements or results of operations, CODI’s beliefs and expectations relating to the anticipated financial and other impacts of internal control failures, and the items subject to investigation and restatement review, and the impacts of any material weaknesses identified and CODI’s remediation efforts and efforts to prepare financial statements. Such forward looking statements may be identified by, among other things, the use of forward-looking terminology such as “believe,” “expect,” “may,” “could,” “would,” “plan,” “intend,” “estimate,” “predict,” “potential,” “continue,” “should” or “anticipate” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These statements are based on beliefs and assumptions by the Board of Directors and management, and on information currently available to the Board of Directors and management. These statements involve risk and uncertainties that could cause CODI’s actual results and outcomes to differ, perhaps materially, including but not limited to: the discovery of additional information relevant to the investigation; the conclusions of the Audit Committee (and timing of those conclusions) concerning matters relating to the investigation; the timing of the review by, and the conclusions of, CODI’s independent registered public accounting firm regarding the investigation and CODI’s financial statements; a further material delay in CODI’s financial reporting or ability to hold an annual meeting of stockholders; the impacts of restatement reviews and the potential need to restate additional periods; CODI’s ability to regain compliance with NYSE continued listing requirements; the cooperation of, and future concessions granted by, CODI’s lenders; control deficiencies identified or that may be identified in the future that will result in material weaknesses in CODI’s internal control over financial reporting; and litigation relating to the investigation, including CODI’s representations regarding its financial statements, and current and future litigation, enforcement actions or investigations relating to CODI’s internal controls, restatement reviews, the investigation described in this Current Report, or related matters. Please see CODI’s Annual Report on Form 10-K for the year ended December 31, 2024 for other risk factors that you should consider in connection with such forward-looking statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date such statements have been made. Except as required by law, CODI does not undertake any public obligation to update any forward-looking statements to reflect events, circumstances, or new information after the date of this Current Report on Form 8-K, or to reflect the occurrence of unanticipated events.
Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number	Description

10.1
Fourth Forbearance Agreement and Fourth Amendment to Credit Agreement, dated November 7, 2025, by and among Compass Group Diversified Holdings LLC, the Lenders party thereto, and Bank of America, N.A., in its capacity as Administrative Agent for the Lenders, Swing Line Lender and L/C Issuer

10.2
Fifth Forbearance Agreement, dated November 24, 2025, by and among Compass Group Diversified Holdings LLC, the Lenders party thereto, and Bank of America, N.A., in its capacity as Administrative Agent for the Lenders, Swing Line Lender and L/C Issuer

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2025	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Stephen Keller

Stephen Keller
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2025	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Stephen Keller

Stephen Keller
Chief Financial Officer